EXHIBIT 10.5

FOURTH AMENDMENT

THIS FOURTH AMENDMENT (this “Amendment”) dated as of April 18, 2003 is to the Credit Agreement (as previously amended, the “Credit Agreement”) dated as of March 17, 2000 among TETRA TECH, INC. (the “Company”), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1  AMENDMENTS.  Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

1.1 New Definitions.  Section 1.1 is amended by adding the following definitions in appropriate alphabetical order:

Adjusted EBITDA means, for any Computation Period, the sum of Adjusted Consolidated Net Income for such period, plus, to the extent deducted in determining such Adjusted Consolidated Net Income, (w) federal, state, local and foreign income, value added and similar taxes, (x) Interest Expense, (y) depreciation and amortization expense and (z) the Goodwill Adjustment; provided that Adjusted EBITDA shall be calculated on a pro forma basis (in accordance with Article 11 of Regulation S-X of the SEC) giving effect to (a) any acquisition made by the Company or any Subsidiary during such Computation Period so long as, and to the extent that, (i) the Company delivers to the Administrative Agent (which shall promptly deliver to each Bank) a summary in reasonable detail of the assumptions underlying, and the calculations made, in computing Adjusted EBITDA on a pro forma basis and (ii) the Required Banks do not object to such assumptions and/or calculations within 10 Business Days after receipt thereof; and (b) any divestiture of a Subsidiary, division or other operating unit made during such Computation Period.  If the Company or any Subsidiary makes any acquisition of a Person or assets which would result in a negative adjustment to Adjusted EBITDA for any period, the Company shall, upon request of the Required Banks, deliver the information required pursuant to clause (a)(i) of the preceding sentence so that the calculation of Adjusted EBITDA will give effect to such acquisition.

Adjusted Consolidated Net Income means, for any period, the net income or loss of the Company and its Subsidiaries for such period, excluding extraordinary nonrecurring gains or losses.

Goodwill Adjustment means an amount equal to the charge taken by the Company during the second Fiscal Quarter of 2003 in order to comply with FAS 142, provided that under no circumstance shall such amount exceed $150,000,000.

1.2  Amended Definition.  The definition of “Adjusted Leverage Ratio” is amended in its entirety to read as follows:

Adjusted Leverage Ratio means, for any Computation Period, the ratio of (a) Funded Debt as of the last day of such Computation Period to (b) Adjusted EBITDA for such Computation Period: provided that for purposes of computing the Adjusted Leverage Ratio, Adjusted EBITDA shall be further adjusted by (x) adding back the special charge (but not more than $38,300,000) taken by the Company in the third Fiscal Quarter of Fiscal Year 2001 in connection with the bankruptcy of Metricom, Inc., to the extent taken in such Computation Period; and (y) deducting any recovery received on the obligations which gave rise to the special charge referred to in clause (x), to the extent received during such Computation Period.

1.3  Section 10.6.1.  Section 10.6.1 is amended by adding the following text immediately after the reference to “$242,000,000” therein: “less the Goodwill Adjustment”.

1.4  Section 10.6.2.  Section 10.6.2 is amended by inserting the word “Adjusted” before the word “EBITDA” therein.

1.5  Section 10.10  Section 10.10 is amended by replacing all text immediately following the semi-colon therein with the following:

provided that (i) any Subsidiary may declare and pay dividends to the Company or to any other wholly-owned Subsidiary and (ii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may repurchase shares of its capital stock in an aggregate amount, for all such repurchases during the term of this Agreement, not to exceed 5% of Net Worth (measured as of the end of the Fiscal Quarter immediately preceding any such purchase).

1.6 Section 10.23  Section 10.23 is deleted in its entirety.

1.7 Events of Default.  Clause (a) of Section 12.1.5 of the Credit Agreement is amended by deleting the following at the end thereof (after the reference to “10.21” and before the semi-colon):  “and 10.23”.

SECTION 2  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principles of equity.

SECTION 3  EFFECTIVENESS.  The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the “Amendment Effective Date”) that the Agent shall have received each of the following:  (a) counterparts of this Amendment executed by the Company and the Required Banks; (b) a Confirmation in the form of Exhibit A hereto signed by the Company and each Subsidiary; (c) for the account of each Bank that has executed and delivered a counterpart hereof to the Agent (via facsimile or otherwise) by 1:00 p.m. (Chicago time) on April 18, 2003, an amendment fee in an amount equal to 0.10% of such Bank’s Commitment; and (d) a copy of an acceptable amendment to the Note Purchase Agreement executed in connection with the Private Placement Debt to account for the Goodwill Adjustment.

SECTION 4  MISCELLANEOUS.

4.1  Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

4.2  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same First Amendment.

4.3  Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

4.4  Successors and Assigns.  This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

4.5  Expenses.  The Company agrees to pay the reasonable costs and expenses of the Agent (including attorneys’ fees) in connection with the preparation, execution and delivery of this Amendment.

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Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.

By:	/s/ David W. King
David W. King
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Kristine Thennes
Kristine Thennes
Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Bank, Issuing Bank and as a Bank

By:	/s/ Jennifer L. Gerdes
Jennifer L. Gerdes
Title:	Vice President

WELLS FARGO BANK, N.A., as Documentation Agent and as a Bank

By:	/s/ Randall Repp
Randall Repp
Title:	Vice President

HARRIS TRUST AND SAVINGS BANK, as Syndication Agent and as a Bank

By:	/s/ Isabella Battista
Isabella Battista
Title:	Vice President

THE FUJI BANK, LIMITED

By:

Title:

U.S. BANK, NATIONAL ASSOCIATION (formerly known as Pacific Century Bank, N.A.)

By:	/s/ Tom Roche
Tom Roche
Title:	Vice President

EXHIBIT A

CONFIRMATION

Dated as of April 18, 2003

Each of the undersigned hereby acknowledges and agrees to the foregoing Fourth Amendment and the Amended Credit Agreement and hereby confirms the continuing validity and enforceability of the Guaranty and the Security Agreement after giving effect thereto.

SCM CONSULTANTS, INC.

By:	/s/ David W. King
David W. King
Title:	Assistant Treasurer

TETRA TECH EM INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

WHALEN & COMPANY, INC.

By:	/s/ David W. King
David W. King
Title:	Chief Financial Officer

TETRA TECH NUS, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

MFG, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

DEA CONSTRUCTION COMPANY

By:	/s/ David W. King
David W. King
Title:	Treasurer

UTILITIES & C.C., INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

COSENTINI ASSOCIATES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

EVERGREEN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

KCM, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

GEOTRANS, INC.

By:	/s/ Richard A. Lemmon
Richard A. Lemmon
Title:	Vice President

FHC, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

RIZZO ASSOCIATES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

TETRA TECH RMC, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

WILLIAMS, HATFIELD & STONER, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

EXPERT WIRELESS SOLUTIONS, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

DRAKE CONTRACTORS, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

VERTEX ENGINEERING SERVICES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

MAXIM TECHNOLOGIES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

SCIENCES INTERNATIONAL, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

WESTERN UTILITY CONTRACTORS, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

HARTMAN & ASSOCIATES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

THE THOMAS GROUP OF COMPANIES, INC.

By:	/s/ David W. King
David W. King
Title:	Treasurer

TETRA TECH FW, INC.

By:	/s/ Li-San Hwang
Li-San Hwang
Title:	Vice President